Exhibit 10.11

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

Contract ID No. CW483516

Amendment — CW483516

To Master Service Provider Agreement

(Contract ID No. JPMC 70575)

This Amendment (“Amendment”) to the Master Service Provider Agreement, dated December 6, 2004, as amended (the “Agreement”) is made and entered into as of the 29th day of March 2012 (“Amendment Effective Date”) among JPMorgan Chase Bank, National Association (“JPMC”), with an office located at 270 Park Avenue, New York, New York, 10017 and Virtusa Corporation located at 2000 West Park Drive, Westborough, MA 01581 (“US Supplier”) and Virtusa India Pvt. Ltd., 3rd Floor, My Home Tycoon, Begumpet, Hyderabad 500-016, India (“Offshore Supplier”).

WHEREAS, JPMC and Supplier have entered into the Agreement, as amended, and

WHEREAS, JPMC and Supplier now wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the promises, terms and conditions set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows.

1.             Effective April 1, 2012, to amend the Exhibit G to the Agreement as follows:

(a)          The Title of Exhibit G is hereby amended and restated to be “Pricing and Rate Card”

(b)         The pricing set forth on Exhibit G, including the associated terms (collectively, the “Rate Card), is effective April 1, 2012 for all new time and material engagements between the parties hereto executed on or after January 1, 2012 but to be performed on or after April 1, 2012, but excluding any agreements executed prior to January 1, 2012, JPMC reserves the right to review and adjust said Rate Card periodically (the frequency and results of such a review will be based upon supply, demand and/or other internal/external economic forces, but in no such case shall such review be less than annually.

(c)          In addition, Supplier will [***]

(i)             [***********************************] Supplier pursuant to time and material engagements performed from [******************];

(ii)   [***********************************] Supplier pursuant to time and material engagements performed from [*******************];

and

(iii)  [***********************************] Supplier pursuant to time and material engagements performed from [********************].

2.             Except as expressly amended herein, the Agreement remains in full force and effect for the period from April 1, 2012 to December 31, 2013.

3.             Terms not defined herein shall be as defined in the Agreement.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

Contract ID No. CW483516

4.             By executing this Amendment, the parties hereto ratify and confirm the terms of the Agreement, as modified by the terms of this Amendment.

5.             This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

6.             If there shall be any conflict in the terms and conditions of the Agreement and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control and be binding.

7.             All references in the Agreement in and/or to “this Agreement” and words of a like nature shall be deemed to refer to the Agreement, as amended and supplemented by this Amendment.

IN WITNESS WHEREOF, JPMC and Supplier have caused duly authorized representatives of their respective companies to execute this Amendment as of the Amendment Effective Date.

JPMORGAN CHASE BANK,		VIRTUSA CORPORATION
NATIONAL ASSOCIATION

By:	/s/Peter Van Allsburg	By:	/s/Paul D. Tutun

Printed Name:	Peter Van Allsburg	Printed Name:	Paul D. Tutun

Title:		Title:	S.V.P. & General Counsel

Date:	3/30/2012	Date:	3/31/2012

VIRTUSA INDIA PVT. LTD.

		By:	/s/Kris Canekeratne

		Printed Name:	Kris Canekeratne

		Title:	CEO

		Date:	3/31/2012

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

Contract ID No. CW483516

Exhibit G

[*****]